UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2021

REINSURANCE GROUP OF AMERICA, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16600 Swingley Ridge Road, Chesterfield, Missouri 63017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (636) 736-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
6.20% Fixed-To-Floating Rate Subordinated Debentures due 2042	RZA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter):

☐ Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2021, Reinsurance Group of America, Incorporated (the “Company”) and RGA Life Reinsurance Company of Canada, a subsidiary of the Company (“RGA Canada”), entered into a Separation and Release Agreement (the “Agreement”) with Alain P. Néemeh, former Senior Executive Vice President, Chief Operating Officer of the Company. The Company previously announced that Mr. Néemeh was no longer employed by the Company, effective September 23, 2021.

Pursuant to the Agreement, RGA Canada agreed to pay the salary and target bonus for Mr. Néemeh for a period of two years following his departure from the Company, as required by Québec law, Mr. Néemeh’s jurisdiction of work. During such period Mr. Néemeh will accrue benefits under various RGA Canada retirement plans and receive certain other benefits. The Agreement also provides that Mr. Néemeh will continue vesting in Company equity awards granted prior to his departure. Mr. Néemeh agreed to a covenant not to compete against the Company in Québec and Ontario during such two-year period and certain other restrictive covenants.

The foregoing description is only a summary and is qualified in its entirety by the Agreement. Since the terms of the Agreement may differ from the general information contained herein, you should only rely on the actual terms of the Agreement, which is filed with this report as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1*	Separation and Release Agreement, dated December 14, 2021, by and among Reinsurance Group of America, Incorporated, RGA Life Reinsurance Company of Canada and Alain P. Néemeh.

104	Cover page interactive data file (formatted as inline XBRL).

*

As noted in the exhibit, certain confidential portions of the exhibit were omitted due to the Company customarily and actually treating such information as private or confidential and such omitted information being not material, as provided in Item 601 of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”). The Company agrees to supplementally furnish a copy of any confidential portions to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: December 17, 2021	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer